Trinity Capital Corporation
Annual Meeting
May 17, 2012

IN MEMORIAM
Harold T. Moore
1929 - 2012
George Cowan
1920 - 2012

Performance

GROSS DOMESTIC PRODUCT
Source: US Commerce Department Bureau of Economic Analysis

UNEMPLOYMENT RATE
US Unemployment
8.1% April 2012
NM Unemployment
7.2% March 2012
Source: Federal Reserve Bank of St. Louis

NET INCOME
*1st Quarter 2012 Results Annualized

TOTAL ASSETS

DIVIDENDS

LEVERAGE CAPITAL
RATIO
BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B
Not available

NET CHARGE-OFF/
AVERAGE LOANS

EFFICIENCY
Not available

NON-PERFORMING ASSETS/
TOTAL ASSETS
Not available

NET CHARGE-OFFS
*1st Quarter 2012 Annualized

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B
ANNUAL LOAN GROWTH
Not available

ANNUAL DEPOSIT GROWTH
*1st Quarter 2012 Results Annualized

QNM VIDEO

Transcript of Video: Senator Jeff Bingaman (D-New Mexico) 4/4/2012
“Good afternoon. First I would like to say thank you to Quality New Mexico
(QNM) for this wonderful honor. It’s been my pleasure to support the activities
of QNM over the last twenty years. And I would also like to thank Bill Enloe. For
those such as Bill Enloe who have taken on the challenge offered by QNM the
benefits are tremendous as we can see by the success of Los Alamos National
Bank (LANB). Bill not only improved his bank, he improved the quality of life for
his employees and the banking services for all New Mexicans. LANB is now the
largest community bank in New Mexico and the largest mortgage lender. When
other banks where turning away potential borrowers, during the recession, Bill
was opening more branches to reach more customers. “
[Video Clip Excluded]

Opportunities

OPPORTUNITIES
• Geographic & Demographic
• TCC’s Capabilities
• Financial Environment
Uniquely Positioned

OPPORTUNITIES
• Southwestern U.S.
• Growth Communities
• Strong Core Customer Base
Geographic & Demographic

OPPORTUNITIES

OPPORTUNITIES
• Asset Size
• Product & Service Lines
• Talent
TCC Capabilities

OPPORTUNITIES
• Reputation
• Branch Strategy
• Fewer Competitors
• Regulatory Pressures
Financial Environment

Questions






14,000.0
13,600.0
13,200.0
12,800.0
12,400.0
12,000.0
In Billions ($)
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12


12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
US
NM


In thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	2007	2008	2009	2010	2011	Q1 '12*
TCC	13,329	7,999	3,176	1,683	7,089	10,060


In millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000

	2007	2008	2009	2010	2011	Q1 '12
TCC	1,380	1,418	1,677	1,565	1,523	1,547


Dividends Paid
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Dividends Paid


11%
10%
9%
8%
7%

	2007	2008	2009	2010	2011	Q1 '12
TCC	8.2%	8.4%	9.6%	9.8%	10.7%	10.7%
BHCPR Peer	8.9%	8.6%	8.6%	9.0%	9.6%	


1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%

	2007	2008	2009	2010	2011
TCC	0.24%	0.54%	1.34%	1.32%	0.76%
BHCPR Peer	0.24%	0.70%	1.37%	1.28%	0.93%

Lower ratio = Better

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B


100%
90%
80%
70%
60%
50%

	2007	2008	2009	2010	2011	Q1 '12
TCC	58.2%	64.7%	58.3%	68.7%	74.1%	66.5%
BHCPR Peer	65.9%	72.1%	78.4%	71.6%	71.6%	

Lower ratio = Better

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B


5%
4%
3%
2%
1%
0%

	2007	2008	2009	2010	2011	Q1 '12
TCC	0.95%	2.52%	4.88%	4.59%	4.81%	4.58%
BHCPR Peer	0.98%	2.26%	3.24%	3.30%	2.79%	

Lower ratio = Better

BHCPR Peer = Bank Holding Company Performance Report - $1 to $3B

Trinity Capital Corporation



$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
In thousands

	2007	2008	2009	2010	2011	Q1 '12*
TCC	2,834	6,486	16,750	16,040	9,058	11,064


12%
10%
8%
6%
4%
2%
0%
-2%
-4%

	2007	2008	2009	2010	2011	Q1 '12
TCC	3.35%	4.81%	0.05%	-3.12%	2.04%	4.85%
BHCPR Peer	11.23%	8.94%	-1.38%	-2.73%	0.25%	


20%
16%
12%
8%
4%
0%
-4%
-8%
-12%

	2007	2008	2009	2010	2011	Q1 '12*
TCC	1.09%	6.48%	17.33%	-7.50%	-2.30%	6.78%

Market Share


Los Alamos
WF
1%
CB
4%
FNBSF
9%
LANB
86%


Santa Fe
Other
16%
BOA
10%
LANB
21%
Century
14%
WF
19%
FNBSF
20%


New Mexico
WF
24%
BOA
15%
U.S. Bank
6%
LANB
5%
BOW
5%
BOK
5%
Other
40%


Albuquerque
BOA
25%
BOK
10%
BOW
6%
WF
34%
Other
21%
US Bank
4%